                                                                   Exhibit 24.1

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS THAT we, the undersigned Directors of State Street Bank and Trust Company, hereby appoint David A. Spina, Ronald E. Logue, John R. Towers and Maureen Scannell Bateman, and each of them, as attorneys and agents for the undersigned with full power to them, and any two of them acting together, for and in the name, place and stead of the undersigned, until revoked in writing, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), the Registration Statement on Form S-1 (the "Registration Statement") of the American Bar Association Members/State Street Collective Trust (the "Collective Trust"), and any and all amendments (including post-effective amendments), applications, instruments and other documents to be filed with the Commission pertaining to the Registration Statement, and generally with full power and authority to do and perform any and all such acts and things whatsoever requisite or desirable in the names and in the capacities of the undersigned to enable State Street Bank and Trust Company and the Collective Trust to comply with the provisions of the Securities Act. This Power of Attorney may be executed in any number of counterparts, all of which together shall constitute one and the same document.

   Witness our hands as of March 21, 2002.

          Signature                               Capacity
          ---------                               --------

/s/ Tenley E. Albright, M.D.  Director of State Street Bank and Trust Company
-----------------------------
  Tenley E. Albright, M.D.

  /s/ I. MacAllister Booth    Director of State Street Bank and Trust Company
-----------------------------
    I. MacAllister Booth

----------------------------- Director of State Street Bank and Trust Company
      Truman S. Casner

----------------------------- Director of State Street Bank and Trust Company
     Nader F. Darehshori

   /s/ Arthur L. Goldstein    Director of State Street Bank and Trust Company
-----------------------------
     Arthur L. Goldstein

     /s/ David P. Gruber      Director of State Street Bank and Trust Company
-----------------------------
       David P. Gruber

      /s/ Linda A. Hill       Director of State Street Bank and Trust Company
-----------------------------
        Linda A. Hill

----------------------------- Director of State Street Bank and Trust Company
      John M. Kucharski

   /s/ Charles R. LaMantia    Director of State Street Bank and Trust Company
-----------------------------
     Charles R. LaMantia

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          Signature                               Capacity
          ---------                               --------

     /s/ Ronald E. Logue      Director of State Street Bank and Trust Company
-----------------------------
       Ronald E. Logue

    /s/ Dennis J. Picard      Director of State Street Bank and Trust Company
-----------------------------
      Dennis J. Picard

    /s/ Richard P. Sergel     Director of State Street Bank and Trust Company
-----------------------------
      Richard P. Sergel

     /s/ David A. Spina       Director of State Street Bank and Trust Company
-----------------------------
       David A. Spina

    /s/ Gregory L. Summe      Director of State Street Bank and Trust Company
-----------------------------
      Gregory L. Summe

----------------------------- Director of State Street Bank and Trust Company
     Diana Chapman Walsh